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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) JUNE 17, 2005


   AMERICAN EXPRESS           AMERICAN EXPRESS             AMERICAN EXPRESS
RECEIVABLES FINANCING      RECEIVABLES FINANCING         RECEIVABLES FINANCING
    CORPORATION II          CORPORATION III LLC           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE      13-3854638    333-113579-03    DELAWARE       20-0942395    333-113579-02   DELAWARE     20-0942445   333-113579-01
  (State or      (I.R.S.      (Commission     (State or        (I.R.S.       (Commission    (State or      (I.R.S.    (Commission
    Other        Employer     File Number)      Other          Employer     File Number)      Other       Employer     File Number)
Jurisdiction   Identification                Jurisdiction   Identification                Jurisdiction  Identification
     of          Number)                          of           Number)                         of          Number)
Incorporation                               Incorporation                                 Incorporation
     or                                           or                                           or
Organization)                               Organization)                                 Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        On June 17, 2005, American Express Credit Account Master
                  Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-3 Supplement, dated as of June 17, 2005. The Series Supplement is attached hereto as Exhibit 4.1.

                  On June 17, 2005, American Express Credit Account Master Trust issued its $584,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-3 and $52,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-3 (the "SERIES 2005-3 CERTIFICATES").

                  On June 17, 2005, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-4 Supplement, dated as of June 17, 2005. The Series Supplement is attached hereto as Exhibit 4.2.

                  On June 17, 2005, American Express Credit Account Master Trust issued its $417,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-4 and $37,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-4 (the "SERIES 2005-4 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1       Series 2005-3 Supplement, dated as of June 17,
                           2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).

         Exhibit 4.2       Series 2005-4 Supplement, dated as of June 17,
                           2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                           2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               AMERICAN EXPRESS RECEIVABLES
                               FINANCING CORPORATION II,
                               as originator of the Trust and
                               Co-Registrant and as Transferor on
                               behalf of the Trust as Co-Registrant


                                  By:    /s/ Maureen Ryan
                                      --------------------------------------
                                  Name:  Maureen Ryan
                                  Title: President

                               AMERICAN EXPRESS RECEIVABLES FINANCING
                               CORPORATION III LLC,
                               as originator of the Trust and
                               Co-Registrant and as Transferor on
                               behalf of the Trust as Co-Registrant


                                  By:    /s/ Andrea J. Moss
                                      --------------------------------------
                                  Name:  Andrea J. Moss
                                  Title: Vice President and Treasurer

                               AMERICAN EXPRESS RECEIVABLES FINANCING
                               CORPORATION IV LLC,
                               as originator of the Trust and
                               Co-Registrant and as Transferor on
                               behalf of the Trust as Co-Registrant


                                  By:    /s/ Daniel L. Follett
                                      --------------------------------------
                                  Name:  Daniel L. Follett
                                  Title: President

                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

Exhibit 4.1 Series 2005-3 Supplement, dated as of June 17, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).

Exhibit 4.2 Series 2005-4 Supplement, dated as of June 17, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).